     As filed with the Securities and Exchange Commission on April 14, 2000
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   ----------
                            KEY ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

               MARYLAND                                         04-2648081
     (State or other jurisdiction                            (I.R.S. Employer
   of incorporation or organization)                      Identification Number)

                        TWO TOWER CENTER, TWENTIETH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                                 (732) 247-4822
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             KEY ENERGY GROUP, INC.
                               1997 INCENTIVE PLAN
                              (Full Title of Plans)

                                 FRANCIS D. JOHN
                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            KEY ENERGY SERVICES, INC.
                        TWO TOWER CENTER, TWENTIETH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                                 (908) 247-4822

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 WITH COPIES TO:

      JACK D. LOFTIS, JR.                                   SAMUEL N. ALLEN
        GENERAL COUNSEL                                 PORTER & HEDGES, L.L.P.
   KEY ENERGY SERVICES, INC.                           700 LOUISIANA, SUITE 3500
  TWO TOWER CENTER, 20TH FLOOR                           HOUSTON, TEXAS 77002
EAST BRUNSWICK, NEW JERSEY 08816                            (713) 226-0600
         (732) 247-4822

                              -------------------
                        CALCULATION OF REGISTRATION FEE

===============================  ==================== =======================  =======================  ===============
           Title of                   Amount to          Proposed Maximum             Proposed             Amount of
  Securities to be Registered      be Registered(1)          Offering             Maximum Aggregate      Registration
                                                        Price Per Share(2)        Offering Price(2)           Fee
-------------------------------  -------------------- -----------------------  -----------------------  ---------------
Common Stock, par value                5,498,469             $10.09375               $55,500,171            $11,200
$.10 per share
===============================  ==================== =======================  =======================  ===============

(1) Pursuant to Rule 416(a), also registered hereunder is an indeterminate number of shares of Common Stock issuable as a result of the anti-dilution provisions of the Key Energy Services, Inc. 1997 Incentive Plan (the "Plan").

(2) Pursuant to Rule 457(h), the registration fee is calculated on the basis of the average of the high and low price per share of Common Stock, as quoted on the New York Stock Exchange, Inc. on April 12, 2000 and with respect to the maximum number of the registrant's securities issuable under the Plan.

                                EXPLANATORY NOTE

         This registration statement is being filed to register 5,498,469 additional shares of Key Energy's common stock, par value $0.10 per share, to be issued under the Key Energy Group, Inc. 1997 Incentive Plan (the "Plan"). The 3,000,000 shares of Key Energy common stock currently issued or to be issued under the Plan were registered pursuant to a currently effective registration statement on Form S-8, Registration No. 333-46733 (the "Registration Statement"). The contents of the Registration Statement are incorporated by reference herein.

  Item 8.  EXHIBITS


       EXHIBIT                            DESCRIPTION
       -------                            -----------
         4.1      Key Energy Services, Inc. 1997 Incentive Plan (incorporated by reference to Exhibit B to Key Energy's Proxy Statement on
                  Schedule 14A as filed with the Securities and Exchange
                  Commission on November 28, 1997)

         4.2*     Amendment to the Key Energy Services, Inc. 1997 Incentive Plan

         5.1*     Opinion of Porter & Hedges, L.L.P.

         23.1*    Consent of KPMG LLP

         23.2*    Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1)

         24.1*    Power of Attorney (included on the signature page hereto)

*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of East Brunswick, State of New Jersey, on April 14,2000.

                                          KEY ENERGY SERVICES, INC.


                                          By: /s/ Francis D. John
                                             -----------------------------------
                                              Francis D. John
                                              CHAIRMAN OF THE BOARD, PRESIDENT
                                               AND CHIEF EXECUTIVE OFFICER


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors and officers of Key Energy Services, Inc., do hereby constitute and appoint Francis D. John, our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorney and agent, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2000.

                    SIGNATURE                                          TITLE                             DATE
                    ---------                                          -----                             ----
                                                        Chairman of the Board, President and
               /s/ Francis D. John                            Chief Executive Officer               April 14, 2000
--------------------------------------------------
                 Francis D. John
                                                             Executive Vice President
             /s/ Thomas K. Grundman                         and Chief Financial Officer             April 14, 2000
--------------------------------------------------
               Thomas K. Grundman
                                                                     Director
             /s/ William D. Manly                                                                   April 14, 2000
--------------------------------------------------
               William D. Manly

             /s/ Morton Wolkowitz                                    Director                       April 14, 2000
--------------------------------------------------
               Morton Wolkowitz

            /s/ David J. Breazzano                                   Director                       April 14, 2000
--------------------------------------------------
              David J. Breazzano

             /s/ Kevin P. Collins                                    Director                       April 14, 2000
--------------------------------------------------
               Kevin P. Collins

            /s/ W. Phillip Marcum                                    Director                       April 14, 2000
--------------------------------------------------
              W. Phillip Marcum

                                INDEX TO EXHIBITS


       EXHIBIT                                 DESCRIPTION
       -------                                 -----------
         4.1      Key Energy Group, Inc. 1997 Incentive Plan (incorporated by reference to Exhibit B to Key Energy's Proxy Statement on
                  Schedule 14A as filed with the Securities and Exchange
                  Commission on November 28, 1997)

         4.2*     Amendment to the Key Energy Group, Inc. 1997 Incentive Plan

         5.1*     Opinion of Porter & Hedges, L.L.P.

         23.1*    Consent of KPMG LLP

         23.2*    Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1)

         24.1*    Power of Attorney (included on the signature page hereto)

*Filed herewith.